UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2021

FTAC OLYMPUS ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39469	98-1540161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2929 Arch Street, Suite 1703

Philadelphia, PA

 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Ticker Symbol	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	FTOCU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	FTOC	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one Class A ordinary share	FTOCW	Nasdaq Capital Market

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by FTAC Olympus Acquisition Corporation, a Cayman Islands exempted company (“FTOC”), on February 3, 2021, FTOC, New Starship Parent Inc., a Delaware corporation (“New Starship”), Starship Merger Sub I Inc., a Delaware corporation and wholly-owned subsidiary of New Starship (“First Merger Sub”), Starship Merger Sub II Inc., a Delaware corporation and wholly-owned subsidiary of New Starship (“Second Merger Sub”), and Payoneer Inc., a Delaware corporation (“Payoneer” or the “Company”, and collectively with FTOC, New Starship, First Merger Sub and Second Merger Sub, the “Parties”), entered into an Agreement and Plan of Reorganization (the “Original Reorganization Agreement”) providing for a business combination involving FTOC and Payoneer. As previously disclosed in the Current Reports on Form 8-K filed with the SEC by FTOC, on February 16, 2021, the Parties entered into Amendment No. 1 to the Reorganization Agreement (the “First Amendment”) and on May 10, 2021, the Parties entered in Amendment No. 2 to the Reorganization Agreement (“Second Amendment” and, the Original Reorganization Agreement, as amended by the First Amendment and the Second Amendment, the “Reorganization Agreement”). Defined terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Reorganization Agreement.

The Reorganization Agreement, among other things, provides that (a) First Merger Sub will merge with and into FTOC, with FTOC surviving as a wholly-owned subsidiary of New Starship and (b) immediately thereafter, Second Merger Sub will merge with and into Payoneer, with Payoneer surviving as a wholly-owned subsidiary of New Starship (the “Payoneer Merger” and the transactions contemplated by the Reorganization Agreement, the “Reorganization”). As a result of the Payoneer Merger, each Company Common Share will be canceled in exchange for the right to receive the Per Share Merger Consideration Value, which may be paid or delivered in cash or newly issued shares of New Starship Common Stock based on a $10.00 per share price, as determined by Payoneer, subject to (i) Payoneer’s maintaining a minimum amount of cash immediately following the Closing (determined as set forth in the Reorganization Agreement) and (ii) the cash portion of the Per Share Merger Consideration Value not exceeding 15% of the total Per Share Merger Consideration Value. In addition, the parties agreed to permit certain Payoneer stockholders (such Payoneer stockholders, “Rollover Holders”) to receive 100% of the Per Share Merger Consideration Value in the form of newly issued shares of New Starship Common Stock.

On June 22, 2021, the Parties entered into that certain Amendment No. 3 to the Reorganization Agreement (the “Third Amendment”). The Third Amendment amended the Reorganization Agreement to provide, among other things, that to the extent that all or a portion of a Company Warrantholder’s Company Warrant is exercised prior to the Starship Effective Time pursuant to its terms, each such Company Warrantholder who agreed in a writing acceptable to the Company to be treated as a Rollover Holder shall be deemed a “Rollover Holder” under the Reorganization Agreement (solely in respect of its Company Shares issued upon exercise of such Company Warrant).

The Third Amendment also amends the definition of “Pro Rata Share” to clarify that Company RSUs that have satisfied the time-vesting component of their vesting schedule (as set forth in the applicable award agreement) as of the Effective Time, and would otherwise be a vested Company RSU, but for the terms of the applicable award agreement, as amended, with respect to the vesting of such Company RSUs in connection with the Transactions, are included in the calculation of Pro Rata Share.

The Third Amendment also amends the intended tax treatment with respect to the merger of Second Merger Sub with and into the Company (the “Starship Merger”). The Third Amendment provides that the Starship Merger, together with the merger of First Merger Sub with and into FTOC, is intended to qualify as a contribution governed by Section 351 of the Internal Revenue Code of 1986, as amended, and makes conforming amendments to the representations and covenants related to the intended tax treatment of the Starship Merger.

All other material terms of the Reorganization Agreement remain unchanged.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to (i) the full text of the Third Amendment, a copy of which is attached as Exhibit 2.1, (ii) the full text of the Original Reorganization Agreement, a copy of which was filed as Exhibit 3.1 to FTOC’s Current Report on Form 8-K filed on February 3, 2021, (iii) the full text of the First Amendment, a copy of which was filed as Exhibit 2.1 to FTOC’s Current Report on Form 8-K filed on February 16, 2021, and (iv) the full text of the Second Amendment, a copy of which was filed as Exhibit 2.1 to FTOC’s Current Report on Form 8-K filed on May 10, 2021, each of which is incorporated by reference.

Important Information and Where to Find It

In connection with the proposed Reorganization between Payoneer and FTOC, New Starship Parent Inc. filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement / prospectus contained in a registration statement on Form S-4, as amended. This document does not contain all the information that should be considered concerning the proposed Reorganization.

It is not intended to form the basis of any investment decision or any other decision in respect of the proposed Reorganization. FTOC stockholders and other interested persons are advised to read the definitive proxy statement / prospectus in connection with the solicitation of proxies for the extraordinary general meeting to be held to approve the transactions contemplated by the proposed Reorganization because these materials contain important information about Payoneer, FTOC and the proposed transactions. The definitive proxy statement / prospectus was mailed to FTOC stockholders of record as of May 19, 2021. Stockholders are also able to obtain a copy of the definitive proxy statement / prospectus, without charge, at the SEC’s website at http://sec.gov or by directing a request to: FTAC Olympus Acquisition Corp., 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.

The definitive proxy statement / prospectus can be found in the filings on Form S-4 by New Starship Parent Inc., as well as in the DEFM14A filing of FTOC at www.sec.gov. Payoneer and FTOC entered into the Original Reorganization Agreement in February 2021. Completion of the Reorganization is subject to approval by the shareholders of FTAC Olympus Acquisition Corp. and certain other conditions. The proposed business combination is expected to close shortly after the Special Meeting.

Participants in the Solicitation

Payoneer and FTOC, and their respective directors and executive officers, may be considered participants in the solicitation of proxies with respect to the potential transaction described in this document under the rules of the SEC. Information about the directors and executive officers of FTOC and other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the potential transaction and a description of their interests is set forth in the definitive proxy statement/prospectus filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This document is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of FTOC or Payoneer, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This document includes, and oral statements made from time to time by representatives of FTOC and Payoneer may be considered, “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or FTOC’s, Payoneer’s or New Starship Parent Inc.’s future financial or operating performance. For example, projections of future Volume, Revenue, and Operating Income are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by FTOC and its management, and Payoneer and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Reorganization; (2) the outcome of any legal proceedings that may be instituted against FTOC, Payoneer, New Starship Parent Inc. or others following the announcement of the Reorganization and any definitive agreements with respect thereto; (3) the inability to complete the Reorganization due to the failure to obtain approval of the shareholders of FTOC, to obtain financing to complete the Reorganization or to satisfy other conditions to closing; (4) changes to the proposed structure of the Reorganization that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Reorganization; (5) the ability to meet applicable listing standards following the consummation of the Reorganization; (6) the risk that the Reorganization disrupts current plans and operations of Payoneer as a result of the announcement and consummation of the Reorganization; (7) the ability to recognize the anticipated benefits of the Reorganization, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Reorganization; (9) changes in applicable laws or regulations; (10) the possibility that Payoneer or the combined Company may be adversely affected by other economic, business and/or competitive factors; (11) Payoneer’s estimates of its financial performance; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in FTOC’s Prospectus dated August 25, 2020 filed with the SEC on August 26, 2020, the section entitled “Risk Factors” in FTOC’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, as well as any further risks and uncertainties contained in the definitive proxy statement / prospectus filed by FTOC and New Starship Parent Inc. on June 1, 2021. Nothing in this document should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. None of FTOC, Payoneer or New Starship Parent Inc. undertakes any duty to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Third Amendment to Agreement and Plan of Reorganization, dated as of June 22, 2021, by and among FTAC Olympus Acquisition Corporation, New Starship Parent Inc., Starship Merger Sub I Inc., Starship Merger Sub II Inc., and Payoneer Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2021

FTAC OLYMPUS ACQUISITION CORP.

/s/ Ryan M. Gilbert
Name: Ryan M. Gilbert
Title: President and Chief Executive Officer